EXHIBIT 99.2


               Certification of Acting Principal Financial Officer
       (acting in the capacity of the Chief Financial Officer) Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Snap-on Incorporated (the "Company") on Form 10-Q for the period ending September 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Blaine A. Metzger as Acting Principal Financial Officer (acting in the capacity of the Chief Financial Officer) of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

       (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Blaine A. Metzger
------------------------------------
Blaine A. Metzger
Acting Principal Financial Officer
November 7, 2002










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